                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant /X/

     Filed by a Party other than the Registrant / /

     Check the appropriate box:

     / / Preliminary Proxy Statement        / / Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))
     /X/ Definitive Proxy Statement

     / / Definitive Additional Materials

     / / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          ORBITAL SCIENCES CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                          ORBITAL SCIENCES CORPORATION
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     /X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.

     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).

     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     / / Fee paid previously with preliminary materials.

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     / / Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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

                                                    Orbital
                                                   Sciences [LOGO]
                                                Corporation

March 27, 1995

Dear Stockholder:

     It is my pleasure to invite you to the Annual Meeting of Stockholders of Orbital Sciences Corporation to be held on Thursday, April 27, 1995 at 9:00 A.M. at the Company's headquarters located at 21700 Atlantic Boulevard, Dulles, Virginia 20166.

     Whether or not you plan to attend, and regardless of the number of shares you own, it is important that your shares be represented at the meeting. You are accordingly urged to sign, date and return your proxy promptly in the enclosed envelope, which requires no postage if mailed in the United States. Your return of a proxy in advance will not affect your right to vote in person at the meeting.

     I hope that you will be able to attend the meeting. The officers and directors of the Company look forward to seeing you at that time.

Sincerely,

/s/ DAVID W. THOMPSON
---------------------
DAVID W. THOMPSON
Chairman of the Board, President
and Chief Executive Officer

                          ORBITAL SCIENCES CORPORATION
                            21700 ATLANTIC BOULEVARD
                             DULLES, VIRGINIA 20166

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD APRIL 27, 1995
                            ------------------------

     The Annual Meeting of Stockholders of Orbital Sciences Corporation (the "Company") will be held at the Company's headquarters located at 21700 Atlantic Boulevard, Dulles, Virginia 20166, on Thursday, April 27, 1995 at 9:00 A.M. for the following purposes:

        1. To elect five directors for a three-year term ending in 1998.

        2. To approve the increase in the number of shares of Common Stock authorized for issuance under the 1990 Stock Option Plan from 2,000,000 to 2,975,000 shares.

        3. To approve amendments to the 1990 Stock Option Plan for Non-Employee Directors to increase the option exercise price from 85 percent of the fair market value on the date of grant to 100 percent of the fair market value on the date of grant; to increase the number of shares of Common Stock automatically granted to non-employee directors on an annual basis from 2,000 to 3,000 shares; and to increase the number of shares of Common Stock authorized for issuance under such plan from 120,000 to 170,000 shares.

        4. To ratify the appointment of KPMG Peat Marwick LLP as independent auditors for the Company.

        5. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on March 6, 1995 as the record date for determination of stockholders entitled to notice of and to vote at the meeting and any adjournments thereof.

IF YOU ARE UNABLE TO BE PRESENT PERSONALLY, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

By Order of the Board of Directors,

/s/ LESLIE C. SEEMAN
-------------------
LESLIE C. SEEMAN
Senior Vice President, General Counsel
and Secretary

March 27, 1995

                          ORBITAL SCIENCES CORPORATION
                            21700 ATLANTIC BOULEVARD
                             DULLES, VIRGINIA 20166

                            ------------------------

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS

                            ------------------------

     The accompanying proxy is solicited by and on behalf of the Board of Directors of Orbital Sciences Corporation (the "Company" or "Orbital") for use at the Annual Meeting of Stockholders to be held at the Company's headquarters located at 21700 Atlantic Boulevard, Dulles, Virginia 20166, on Thursday, April 27, 1995 at 9:00 A.M. and any adjournments thereof.

     Stockholders of record at the close of business on March 6, 1995 will be entitled to vote at the Annual Meeting of Stockholders. On that date, there were 20,211,540 shares of common stock, par value $.01 per share ("Common Stock"), of the Company outstanding, the holders of which are entitled to one vote per share on each matter to come before the meeting. Proxies properly executed and returned will be voted at the meeting in accordance with any directions noted thereon or, if no direction is indicated, proxies will be voted FOR the election of the nominees for director set forth below and FOR the other proposals described in this Proxy Statement. Proxies will be voted in the discretion of the holders of the proxy with respect to any other business that may properly come before the meeting and all matters incidental to the conduct of the meeting. Any stockholder signing and delivering a proxy may revoke it at any time before it is voted by delivering to the Secretary of the Company a written revocation or a duly executed proxy bearing a date later than the date of the proxy being revoked. Any stockholder attending the meeting in person may revoke his or her proxy and vote his or her shares.

     This Proxy Statement was first mailed to stockholders on or about March 27, 1995.

                       ELECTION OF DIRECTORS (PROPOSAL 1)

     Five directors are to be elected at the 1995 Annual Meeting for three-year terms that expire in 1998. Nine other directors have been elected or appointed to terms that end in either 1996 or 1997, as indicated below. Unless instructions are given to the contrary, it is the intention of the persons named as proxies to vote the shares to which the proxy is related FOR the election of each of the nominees listed below for a term of three years expiring at the 1998 Annual Meeting of Stockholders and until his successor is elected and qualified or until his earlier death, removal or resignation. If any nominee should become unavailable, such proxy will be voted for a substitute nominee designated by the Human Resources and Nominating Committee. Management does not anticipate that any of the nominees will become unavailable. The five nominees for election as directors at the Annual Meeting who receive the greatest number of votes properly cast for the election of directors shall be elected directors.

     Set forth below is certain information concerning each of the nominees and the other incumbent directors:

               DIRECTORS TO BE ELECTED AT THE 1995 ANNUAL MEETING

FRED C. ALCORN, 64
Member of Human Resources and Nominating Committee

Fred C. Alcorn has been a Director of the Company since 1983. Since 1975, Mr. Alcorn has been President of Alcorn Oil & Gas Company and Alcorn Development Company.

LENNARD A. FISK, 51
Member of Strategy and Technology Committee

Lennard A. Fisk has been a Director of the Company since October 1993. Since July 1993, Dr. Fisk has been Professor and Chairman of the Department of Atmospheric, Oceanic, and Space Sciences at the University of Michigan. From 1987 until 1993, he was Associate Administrator for Space Science and Applications at the National Aeronautics and Space Administration ("NASA"). From 1977 until 1987, he held various positions at the University of New Hampshire, including Vice President for Research and Financial Affairs.

JACK L. KERREBROCK, 67
Member of Strategy and Technology Committee

Jack L. Kerrebrock has been a Director of the Company since January 1993. From 1984 until 1993, he was a director of the Company's then wholly owned subsidiary, Orbital Research Corporation ("ORC"). Since 1965, Dr. Kerrebrock has been a Professor of Aeronautics and Astronautics at the Massachusetts Institute of Technology ("MIT"). From 1990 to 1991, he was Acting Dean of Engineering at MIT, and from 1985 to 1989, he was Associate Dean of Engineering. He was NASA Associate Administrator for Aeronautics and Space Technology from 1981 to 1983. From 1985 to 1986, Dr. Kerrebrock served as a member of the National Commission on Space.

DAVID W. THOMPSON, 40
Chairman of the Board

David W. Thompson is a founder of Orbital and has been Chairman of the Board, President and Chief Executive Officer of the Company since 1982. From 1981 to 1982, Mr. Thompson was Special Assistant to the President at Hughes Aircraft Company's Missile Systems Group. From 1977 to 1979, Mr. Thompson was employed by NASA at the Marshall Space Flight Center as a project manager and engineer. From 1975 to 1976, he worked on the Space Shuttle's autopilot design at the Charles Stark Draper Laboratory. Mr. Thompson received an M.B.A. degree from Harvard Business School and holds an M.S. degree in

Aeronautics from the California Institute of Technology and a B.S. degree in Aeronautics and Astronautics from MIT.

JAMES R. THOMPSON, 58

James R. Thompson (who is not related to David W. Thompson) has been Executive Vice President and General Manager/Launch Systems Group since October 1993 and a Director of the Company since 1992. Mr. Thompson was Executive Vice President and Chief Technical Officer of Orbital from 1991 to October 1993. He was Deputy Administrator of NASA from 1989 to 1991. From 1986 until 1989, Mr. Thompson was Director of the Marshall Space Flight Center. Mr. Thompson was Deputy Director for Technical Operations at Princeton University's Plasma Physics Laboratory from 1983 through 1986. Before that, he had a 20-year career with NASA at the Marshall Space Flight Center. Mr. Thompson holds an M.S. degree in Mechanical Engineering from the University of Florida and a B.S. degree in Aeronautical Engineering from the Georgia Institute of Technology. He is a director of Nichols Research Corp., an engineering analysis and services company.

                      DIRECTORS WHOSE TERMS EXPIRE IN 1996

KELLY H. BURKE, 65
Chairman of Human Resources and Nominating Committee

Kelly H. Burke has been a Director of the Company since 1984. In 1982, General Burke retired from the U.S. Air Force. Since that time, General Burke has been Chairman of Stafford, Burke and Hecker, Inc., an aerospace consulting firm. During 30 years of U.S. Air Force service, General Burke held a wide variety of command and staff positions, culminating with that of Deputy Chief of Staff for Research, Development and Acquisition at the Pentagon. Additionally, he has served as an advisor to the White House Science Office, the National Academy of Sciences, the Defense Science Board and the Air Force Scientific Advisory Board.

BRUCE W. FERGUSON, 40

Bruce W. Ferguson is a founder of Orbital and has been Executive Vice President and General Manager/Communications and Information Systems Group since October 1993 and a Director of the Company since 1982. Mr. Ferguson was Executive Vice President and Chief Operating Officer of Orbital from 1989 to October 1993 and Senior Vice President/Finance and Administration and General Counsel from 1985 to 1989. Mr. Ferguson holds an M.B.A. degree from Harvard Business School, a J.D. degree from Harvard Law School and an A.B. degree in Government from Harvard College.

DANIEL J. FINK, 68
Chairman of Strategy and Technology Committee and Member of Audit and Finance Committee

Daniel J. Fink has been a Director of the Company since 1983. Since 1982, Mr. Fink has been President of D.J. Fink Associates, Inc., a management consulting firm. From 1967 until 1982, Mr. Fink held a variety of positions at General Electric Company, including the position of Senior Vice President from 1979 to 1982. He is a director of Titan Corporation and M/A-COM, Inc., a former member of the Defense Science Board and a former Chairman of the NASA Advisory Council.

JACK A. FROHBIETER, 59

Jack A. Frohbieter has been a Director of the Company since August 1994, and Executive Vice President and General Manager/Space and Electronics Systems Group since September 1994. From 1990 until August 1994, Mr. Frohbieter was President and Chief Operating Officer of Fairchild Space and Defense Corporation ("Fairchild"). From 1988 to 1990, he was Vice President and General Manager of General Electric Company's Government Electronics Systems Division, and from 1966 to 1987, he held a variety of positions at RCA's Astro Space Division, including Vice President and Division Manager from 1986 to 1987.

J. PAUL KINLOCH, 50
Member of Audit and Finance Committee

J. Paul Kinloch has been a Director of the Company since 1984. Since 1984, Mr. Kinloch has been a Managing Director in the Investment Banking Division of Lehman Brothers, Inc. Since 1968, Mr. Kinloch has held a variety of positions at Lehman Brothers, Inc. and its predecessor companies.

                      DIRECTORS WHOSE TERMS EXPIRE IN 1997

DOUGLAS S. LUKE, 53
Chairman of Audit and Finance Committee and Member of Human Resources and Nominating Committee

Douglas S. Luke has been a Director of the Company since 1983. Since 1991, Mr. Luke has been President and Chief Executive Officer of WLD Enterprises, Inc., a private investment firm. From 1979 until 1990, he held various positions with Rothschild, Inc., including the position of Managing Director from 1987 until 1990. Mr. Luke is currently a director of DNA Plant Technology Corporation and Regency Realty Corporation.

JOHN L. MCLUCAS, 74
Member of Human Resources and Nominating and Strategy and Technology Committees

John L. McLucas has been a Director of the Company since 1993. From 1987 until 1993, he was a director of ORC. Currently, Dr. McLucas is Chairman of the Board of External Tanks Corp. He was formerly Chairman of the International Space University and currently serves on its Board of Advisors. From 1988 to 1991, he was Chairman of the NASA Advisory Council and Chairman of the Air Force Studies Board. From 1985 to 1988, he was Chairman of QuesTech, Inc. From 1977 to 1985, Dr. McLucas was the Executive Vice President of The Communications Satellite Corporation. Prior to 1977, Dr. McLucas held a variety of positions, including Administrator of the Federal Aviation Administration, Secretary of the U.S. Air Force and President of MITRE Corporation.

HARRISON H. SCHMITT, 59
Member of Audit and Finance and Strategy and Technology Committees

Harrison H. Schmitt has been a Director of the Company since 1983. From 1982 until the present, Dr. Schmitt has served in various capacities as a consultant. From 1976 to 1982, Dr. Schmitt was a United States Senator from New Mexico, during which time he chaired the Senate Science, Technology and Space Subcommittee, which approves and oversees all non-military space-related research and development projects of the U.S. Government. From 1974 to 1975, he was NASA Assistant Administrator for Energy Programs. From 1965 to 1973, he was a NASA astronaut. As Lunar Module Pilot on Apollo 17 in 1972, he explored the Moon's surface.

SCOTT L. WEBSTER, 42

Scott L. Webster is a founder of Orbital and has been a Director of the Company since 1982. Mr. Webster was Senior Vice President of Orbital from October 1993 until January 1995, was President/Space Data Division of Orbital from 1991 until October 1993, was Executive Vice President/Space Data Division from 1989 to 1990, was Senior Vice President/Marketing and Business Development from 1985 to 1989 and was Vice President/ Marketing from 1982 to 1985. From 1974 to 1978, he was a Senior Engineer at Litton Industries, Inc. Mr. Webster received an M.B.A. degree from Harvard Business School and holds a B.S. degree in Mechanical Engineering from the University of Minnesota.

INFORMATION CONCERNING THE BOARD AND ITS COMMITTEES

     The Board has three standing committees: the Audit and Finance Committee; the Human Resources and Nominating Committee; and the Strategy and Technology Committee. The biographical information in the immediately preceding section identifies the Committee memberships held by each director.

     The Audit and Finance Committee, which held four meetings during 1994, reviews corporate financial planning; recommends annually the persons or firm to be employed by the Company as its independent auditors; consults with the independent auditors with regard to the plan of audit; reviews, in consultation with the independent auditors, the audit report and the accompanying management letter, if any, of such independent auditors; and consults with the independent auditors with regard to the adequacy of internal controls of the Company.

     The Human Resources and Nominating Committee, which held four meetings and took action by unanimous written consent once during 1994, administers the Company's 1990 Stock Option Plan (the "Orbital Option Plan") and the Company's 1990 Stock Option Plan for Non-Employee Directors (the "Non-Employee Director Plan"); advises in connection with the administration of the Orbital Communications Corporation ("ORBCOMM") 1992 Stock Option Plan (the "ORBCOMM Option Plan"); approves compensation arrangements for directors, executive officers and other members of management; evaluates compensation plans and policies and makes appropriate recommendations to the Board with respect thereto; considers issues of management development and evaluation; nominates candidates for positions on the Board; and will consider nominees recommended by stockholders if such recommendations are in writing, are filed with the Secretary of the Company, and set forth the information, and are filed by the time, specified in the Company's By-Laws.

     The Strategy and Technology Committee, which held four meetings during 1994, is responsible for giving initial Board-level consideration to certain technology and business strategy issues, which may include significant proposals, competitive assessments, new product development, internal capabilities and potential acquisition evaluations.

     In 1994, directors who were not employees of the Company were paid an annual retainer of $7,500 for service on the Board and fees of $1,000 for each Board or Committee meeting they attended. In addition, pursuant to the terms of the Non-Employee Director Plan, each year non-employee directors are automatically granted options for 2,000 shares of Common Stock at an exercise price equal to 85 percent of the fair market value on the date of grant. If Proposal 3 below is approved by the stockholders, beginning on January 2, 1996, the number of options automatically granted to non-employee directors will be for 3,000 shares of Common Stock, but the exercise price will be increased to 100 percent of the fair market value on the date of grant.

     During 1994, the Board held six meetings and took action by unanimous written consent three times. Each incumbent director attended at least 75 percent of all meetings of the Board and Committees of which he was a member.

SUMMARY COMPENSATION TABLE

     The following table sets forth information concerning the annual salary and bonus earned for services in all capacities to the Company during, and long-term compensation and other compensation awarded or paid in, the fiscal years ended December 31, 1994, 1993 and 1992, to those persons who were, at December 31, 1994, (a) the Chief Executive Officer and (b) the other four most highly compensated executive officers of the Company (with the Chief Executive Officer, the "Named Officers").

                                                                    LONG-TERM
                                                                    COMPENSATION
                                                                    ------
                                      ANNUAL COMPENSATION           SECURITIES      ALL
                                      -------------------           UNDERLYING     OTHER
NAME AND PRINCIPAL POSITION   YEAR     SALARY      BONUS            OPTIONS(#)    COMPENSATION(1)
---------------------------   ----    --------    -------           ------        -------

David W. Thompson..........   1994    $250,000    $27,500           10,000        $12,949
Chairman of the Board,
  President and Chief         1993     240,000     43,600            4,000         12,154
  Executive Officer
                              1992     220,000     60,720           11,500         14,130
                                                                    18,000(2)

Bruce W. Ferguson..........   1994     195,000     24,500           10,000         10,850
Executive Vice President                                             2,500(2)
  and
  General Manager/            1993     185,000     25,900            4,000         10,101
  Communications and
  Information Systems Group   1992     170,000     46,920            9,000         11,050
                                                                    30,000(2)

James R. Thompson..........   1994     220,000     27,000           10,000          9,871
Executive Vice President
  and
  General Manager/            1993     220,000     30,800            4,000          8,452
  Launch Systems Group                                               5,000(2)
                              1992     200,000     55,200            8,000         12,595
                                                                     4,500(2)

Carlton B. Crenshaw........   1994     190,000     50,000           10,000         11,659
Senior Vice President/                                               3,000(2)
  Finance and                 1993     170,000     59,500           10,000          8,802
     Administration
  and Treasurer
                              1992     155,000     42,780           10,000          9,934
                                                                    15,000(2)

John H. Mehoves............   1994     180,000     23,000           10,000         10,809
Senior Vice President
                              1993     170,000     23,800            4,000         10,117
                                                                     5,000(2)
                              1992     160,000     44,000            9,000         10,307
                                                                     3,750(2)

---------------

(1) Company matching and profit-sharing contributions earned under the Company's 401(k) Plan.

(2) Shares of ORBCOMM common stock subject to options granted under the ORBCOMM Option Plan.

OPTION GRANTS IN LAST FISCAL YEAR

     Shown below is further information on grants of stock options to the Named Officers pursuant to the Orbital Option Plan and the ORBCOMM Option Plan during the fiscal year ended December 31, 1994, which options are reflected in the Summary Compensation Table.

                                             INDIVIDUAL GRANTS
                            ---------------------------------------------------
                                                % OF
                                                TOTAL                                     POTENTIAL REALIZED
                              NUMBER           GRANTED                                     VALUE AT ASSUMED
                                OF               TO                  PRICE                  RATES OF STOCK
                            SECURITIES         EMPLOYEES              ON                  PRICE APPRECIATION
                            UNDERLYING           IN       EXERCISE   DATE                   FOR OPTION TERM
                              OPTIONS           FISCAL      PRICE     OF     EXPIRATION   -------------------
         NAME               GRANTED(#)(1)       YEAR     ($/SHARE)   GRANT       DATE       5%($)      10%($)
----------------------      ------             -------    ------    ------   ----------   --------   --------
David W. Thompson.....      10,000              1.388%    $22.00    $22.00    4/27/2004   $138,357   $350,623
Bruce W. Ferguson.....      10,000              1.388%     22.00     22.00    4/27/2004    138,357    350,623
                             2,500(2)           2.107%     13.00     13.00    1/26/2004     20,439     51,797
James R. Thompson.....      10,000              1.388%     22.00     22.00    4/27/2004    138,357    350,623
Carlton B. Crenshaw...      10,000              1.388%     22.00     22.00    4/27/2004    138,357    350,623
                             3,000(2)           2.528%     13.00     13.00    1/26/2004     24,527     62,156
John H. Mehoves.......      10,000              1.388%     22.00     22.00    4/27/2004    138,357    350,623

---------------

(1) Except as noted, reflects options granted under the Orbital Option Plan that vest in one-third increments over a three-year period.

(2) Options to acquire ORBCOMM common stock granted pursuant to the ORBCOMM Option Plan that vest in one-fourth increments over a four-year period.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

     Shown below is information with respect to the exercise of stock options granted under the Orbital Option Plan during fiscal year 1994 and the 1994 year-end value of unexercised stock options granted under the Orbital Option Plan and the ORBCOMM Option Plan. In 1994, none of the Named Officers exercised any options granted under the ORBCOMM Option Plan.

                                                                   NUMBER OF
                                                                  UNEXERCISED                  VALUE OF UNEXERCISED
                                                                 OPTION SHARES                 IN-THE-MONEY OPTIONS
                             SHARES                             AT DECEMBER 31,                   AT DECEMBER 31,
                            ACQUIRED                                1994(#)                           1994($)
                               ON          VALUE          ----------------------------     ---------------------------
         NAME              EXERCISE(#)   REALIZED($)      EXERCISABLE    UNEXERCISABLE     EXERCISABLE   UNEXERCISABLE
-----------------------    -----------  -------------     -----------    -------------     -----------   -------------
David W. Thompson......    10,000       $135,000           14,498           16,502          $ 80,066       $ 42,289
                                                           13,500(1)         4,500(1)        171,000         57,000
Bruce W. Ferguson......      --            --              20,331           15,669           173,123         37,407
                                                           22,500(1)        10,000(1)        285,000        100,000
James R. Thompson......     5,000         37,050           51,665           15,335           418,320         35,450
                                                            4,625(1)         4,875(1)         45,875         23,625
Carlton B. Crenshaw....    10,400         70,901            5,265           20,002            28,735         70,359
                                                           11,250(1)         6,750(1)        142,500         53,500
John H. Mehoves........     5,000         54,875           16,331           15,669           104,923         37,407
                                                            4,062(1)         4,688(1)         38,775         21,256

---------------

(1) Options to acquire ORBCOMM common stock granted pursuant to the ORBCOMM Option Plan.

COMPENSATION COMMITTEE REPORT

     The Human Resources and Nominating Committee of the Board of Directors (the "Committee") is composed entirely of independent outside directors. The Committee is responsible for determining executive compensation, including salaries, bonus awards and stock option awards.

     Under the supervision of the Committee, Orbital has developed and implemented compensation policies and plans that seek to enhance the sales growth, profitability and financial strength of the Company and, accordingly, stockholder value by linking the financial interests of Orbital's senior management to those of the Company's stockholders. To implement these goals, Orbital's compensation structure has three components: base salary, annual (and occasional "special") cash bonuses and stock options. Base salaries for 1994 were generally intended to be somewhat below competitive levels, while bonus opportunities and stock option grants were generally intended to produce an overall compensation structure that was at competitive levels.

     Generally, in the early part of each fiscal year, the Committee reviews with the Chief Executive Officer and approves, with any modifications it deems appropriate, salary levels for the Company's executive officers, including the Named Officers, and certain other senior managers. The salary amounts are determined subjectively, based on perceptions of industry and peer group salary levels and judgments as to the past and expected future contributions of the individual senior executives, as well as the Company's overall growth and profitability. In 1994, the Committee initially acceded to the Chief Executive Officer's suggestion that he forego an increase in his 1994 base salary. In Summer 1994, however, the Committee determined to increase prospectively the Chief Executive Officer's 1994 base salary to $275,000. The Committee considered a number of factors in approving this increase, including the Chief Executive Officer's increased experience, his value to the Company, the Company's increased size, a successful acquisition in 1994, and the Committee's perceptions as to what salary he could command in other positions.

     Under the Company's incentive bonus plan for 1994, executive officers of the Company were eligible to receive semi-annual bonuses of up to 20% of annual base salary, and certain senior managers of the Company and its subsidiaries were eligible to receive semi-annual bonuses of up to 10% of annual base salary. At the beginning of each semi-annual period, the Committee reviews semi-annual Company and group performance goals recommended by management for purposes of bonus opportunities. These goals include both financial goals, such as revenues, backlog, earnings and cash flow, and non-financial operational goals, such as mission reliability, mission timeliness and new product initiatives. At the end of each semi-annual period, management evaluates the Company's and the groups' performance against the established goals, and presents this evaluation, together with its reasoning and recommended bonus percentages, to the Committee. The Committee then determines, based on the recommendations of management and any other factors the Committee considers relevant, the percentage of base salary to be awarded as a bonus to each executive officer and senior manager and establishes a bonus pool for all other eligible employees. The nature of the goals means that management's recommendations and the Committee's determinations as to bonus percentages are necessarily subjective. The awarded bonus percentages are generally uniform for executive officers, including the Chief Executive Officer and the other Named Officers. The Committee determined that no semi-annual bonuses would be awarded for the first half of 1994 because the Company fell short of the overall performance goals that had been set. Semi-annual bonuses were awarded, however, for the second half of 1994. For 1994, the bonus percentages awarded to each of the Named Officers totalled 10 percent of annual base salary, as compared to opportunities totalling 40 percent. The 1994 bonuses reflected a number of factors, including the Company's mixed success in meeting self-imposed program timelines and certain financial and operating goals, coupled with the implementation of successful cost cutting measures and a corporate reorganization and two successful acquisitions.

     The Company also has a policy of retroactively awarding "special" one-time occasional bonuses on an individual or group basis in recognition of significant achievement or effort. This policy is intended to complement the incentive bonus plan. Generally, special bonuses are awarded when the performance of an individual, program or department is perceived to merit extraordinary recognition or compensation in excess of that which is awarded under the incentive bonus plan. The amounts of special bonuses are determined subjectively, based on such factors as the perceived value to the Company of the achievement, the amount of effort involved and the salary level of the individual. In 1994, the Company awarded special bonuses to two Named Officers in recognition of their efforts and success in connection with the Company's acquisitions during the year and to two Named Officers in recognition of their efforts in connection with the successful first launch of the Company's Taurus(R) launch vehicle.

     The Company believes that stock options provide meaningful long-term incentives because they reward the enhancement of stockholder value. The number of stock options granted to each individual is determined subjectively based on a number of factors, including the individual's degree of responsibility, general level of performance, salary level, stock and option holdings and recent noteworthy achievements, and generally is not based on historical corporate performance. The Committee's grant of 10,000 options to the Chief Executive Officer in 1994 was based on the foregoing factors.

     In addition to the options granted by Orbital in 1994, certain senior managers and two Named Officers were granted options to acquire common stock of the Company's ORBCOMM subsidiary under the ORBCOMM Option Plan, which is administered by the Board of Directors of ORBCOMM with assistance from the Committee. ORBCOMM stock options are granted to motivate individual senior managers to continue their substantial efforts in designing, developing and implementing the ORBCOMM low-Earth orbit satellite-based communications system (the "ORBCOMM System") in light of the Company's significant interest in the ORBCOMM System. The number of ORBCOMM stock options granted to each individual is subjective, based on the individual's degree of involvement in the ORBCOMM System and factors similar to those used in awarding Orbital stock options.

     The levels of salary and bonuses at the Company are such that the recently enacted $1 million limit on the Federal tax deductibility of individual executive compensation is not generally relevant to compensation determinations. However, because significant stock price appreciation over a number of years could result in the limit being applicable to option exercises, in 1994 the Board of Directors amended, with stockholder approval, the Orbital Option Plan so that options granted thereunder are expected to be exempt from the $1 million limitation under Internal Revenue Service guidelines.

     A review conducted at the end of 1994 and in early 1995 by the Company's independent auditors of management's compensation vis-a-vis a group of companies with comparable revenues in the same or similar industry as the Company, indicated that for 1994, base salaries of certain executive officers (but not the Chief Executive Officer) were slightly above market levels, while bonuses paid were below the market median. The review also found that long-term incentive compensation, in the form of stock options, was below the market median in terms of the value of actual grants and the percentage of shares reserved for issuance to employees under the Orbital Option Plan.

     No member of the Committee is a former or current officer or employee of the Company or any of its subsidiaries.

     The foregoing report has been furnished by the Committee members:

Gen. Kelly H. Burke (Chairman)          Mr. Douglas S. Luke
Dr. John L. McLucas                     Mr. Fred C. Alcorn

STOCKHOLDER RETURN PERFORMANCE PRESENTATION

     Set forth below is a line graph comparing the yearly cumulative total return on the Company's Common Stock against the cumulative total return on the Nasdaq Stock Market Index of U.S. Companies and the Dow Jones Aerospace/Defense Index for the period commencing on April 30, 1990 and ending on December 31, 1994.

                    COMPARISON OF CUMULATIVE TOTAL RETURNS*

                                                   DOW JONES
                                   NASDAQ US         AERO-         ORBITAL
      MEASUREMENT PERIOD          COMPANY        SPACE/DEFENSE    SCIENCES
    (FISCAL YEAR COVERED)           INDEX            INDEX       CORPORATION
APRIL 1990                          100.000         100.000         100.000
DECEMBER 1990                        91.131          98.633          95.536
DECEMBER 1991                       147.047         119.329         100.000
DECEMBER 1992                       171.588         120.739          85.714
DECEMBER 1993                       193.492         152.011         146.429
DECEMBER 1994                       189.197         167.134         137.500

* Assumes that the value of the investment in Orbital Common Stock, the Nasdaq Stock Market Index of U.S. Companies and the Dow Jones Aerospace/Defense Index was $100 on April 30, 1990 and that all dividends were reinvested.

INDEMNIFICATION AGREEMENTS

     The Company has entered into substantially identical indemnification agreements with each of its directors, the Named Officers and with certain other officers and senior managers. The agreements provide that the Company shall, to the full extent permitted by the Delaware General Corporation Law, as amended from time to time, indemnify each indemnitee against all loss and expense incurred by the indemnitee because he or she was, is or is threatened to be made a party to any completed, pending or threatened action, suit or proceeding by reason of the fact that he or she was a director, officer, employee or agent of the Company or any of its affiliates, or because the Company has a right to judgment in its favor because of his or her position with the Company or any of its affiliates. The indemnitee will be indemnified so long as he or she acted in good faith and in a manner reasonably believed by him or her to be in or not opposed to the Company's best interest. The agreements further provide that the indemnification thereunder is not exclusive of any other rights the indemnitee may have under the Company's Restated Certificate of Incorporation, By-Laws or any agreement or vote of stockholders and that the Restated Certificate of Incorporation or By-Laws may not be amended to affect adversely the rights of the indemnitee.

EXECUTIVE EMPLOYMENT AGREEMENTS

     The Company has entered into executive employment agreements with certain officers including each of the Named Officers. These agreements become effective in the event of a "change of control" (as defined in the agreements) of the Company, and no Named Officer currently receives compensation under these agreements. Upon a "change of control," each Named Officer whose employment is terminated by the Company other than for disability or "cause" (as defined in the agreements), or whose employment is terminated by the executive for "good reason" (as defined in the agreements), within 24 months following such "change of control," would receive his full base salary through the termination date, plus the lesser of (i) $500,000, or (ii) two times the sum of 12 times his then-current monthly salary plus an amount equal to any bonus paid in the previous year. In addition, all retirement benefits would vest, all insurance benefits would continue for 30 months and all Company stock options would be repurchased by the Company at the difference between the highest price paid in the "change of control" transaction for shares of stock of the same class or series and the exercise price.

SUMMARY OF ORBITAL OPTION PLAN AND NON-EMPLOYEE DIRECTOR PLAN

     Orbital Option Plan

     The Orbital Option Plan, which is an amendment and restatement of the Company's 1987 Stock Option Plan, is administered by the Board of Directors. The Board has authority, among other things, to (i) determine which eligible persons will receive options, (ii) determine the time when options will be granted,
(iii) determine the terms and conditions, not inconsistent with the provisions of the Orbital Option Plan, of any option, (iv) determine the number of shares that may be issued upon exercise of the options, and (v) interpret the provisions of the Orbital Option Plan and of any option granted thereunder. The Board has the authority to appoint a committee to administer the plan and to exercise all of the powers, authority and discretion of the Board, with the exception of the Board's power and authority to amend and terminate the Orbital Option Plan. The committee must include not less than three members of the Board, and must be made up of disinterested persons as defined under Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Board has appointed the Human Resources and Nominating Committee to perform the foregoing functions.

     All employees of the Company, its subsidiaries and certain affiliated partnerships are eligible to participate in the Orbital Option Plan. The Orbital Option Plan permits the granting of both incentive stock options ("incentive stock options") intended to qualify as such under Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"), and nonstatutory stock options ("nonstatutory options" or "nonqualified options") not intended to so qualify. The type of option granted is subject to the discretion of the Board. The option exercise price for shares is determined by the Board in its sole discretion, provided that incentive stock options must be granted at an option exercise price of not less than the fair market value of the shares on the date of the grant, and nonstatutory options must be granted at an option exercise price of not less than 85 percent of the fair market value on the date of grant. The Orbital Option Plan provides that options to acquire no more than 70,000 shares may be granted to any individual in any two-year period, except that options to acquire up to an additional 50,000 shares may be granted in connection with an individual's initial hiring as an employee of the Company.

     The period within which any stock option granted under the Orbital Option Plan may be exercised is a matter of Board discretion, provided that the period cannot exceed ten years from the date of grant. Each option will vest at a rate set forth by the Board in each individual option agreement. The Board may accelerate the time at which an option or installment may be exercised. Generally, outstanding options issued under the Orbital Option Plan vest one-third each year following the grant date for a three-year period and terminate ten years following the grant date. Options cease vesting upon termination of employment, and in any event expire no later than three months (one year in the case of death or disability) following such a termination. On the exercise of an option, the Company receives proceeds in the amount equal to the exercise price of the option times the number of shares received in the exercise, which proceeds are used for general corporate purposes.

     The Board may terminate or amend the Orbital Option Plan without stockholder approval, except that approval would be required to the extent an amendment would cause the Plan to fail to satisfy the incentive stock option requirements of the Code, or the requirements of Rule 16b-3 of the Exchange Act. The Board may also, under certain circumstances, amend the terms of any option previously granted, prospectively or retroactively, although no amendment may materially adversely affect a previously granted option without the consent of the optionee.

     Unless sooner terminated by the Board, the Orbital Option Plan will terminate on November 9, 1997. Options may not be granted after termination of the Orbital Option Plan; however, the provisions of the Orbital Option Plan will continue thereafter to govern all options granted under the Plan until the exercise, expiration or cancellation of such options. In the event of a reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, the Board has the authority to authorize a proportionate adjustment in the number or kind of shares and the option price, of outstanding options.

     A total of 2,000,000 shares of Common Stock are authorized for issuance under the Orbital Option Plan. If Proposal 2 (below) is adopted, the number of shares of Common Stock authorized for issuance thereunder will be increased to 2,975,000 shares. As of March 6, 1995, approximately 1,845 persons were eligible to receive options under the Orbital Option Plan and approximately 860 of the Company's current employees had received options thereunder. In addition, in connection with Orbital's December 1994 acquisition of Magellan Corporation ("Magellan"), the Company granted 409,556 options (the "Replacement Options") to acquire Orbital Common Stock to 150 Magellan employees who held Magellan options. The Replacement Options were not granted under the Orbital Option Plan.

     Non-Employee Director Plan

     The Non-Employee Director Plan provides for the automatic annual grant of nonstatutory stock options to purchase shares of Common Stock to eligible non-employee directors of the Company and its subsidiaries. An eligible non-employee director is any director who is not an employee of the Company or its subsidiaries, is not a holder of more than two percent of the outstanding shares of Common Stock of the Company, and is not an affiliate of any such holder.

     Under the Non-Employee Director Plan, nonstatutory options to purchase 2,000 shares of Common Stock are automatically granted to each eligible non-employee director annually on January 2. To date, options have been granted with an exercise price equal to 85 percent of the fair market value on the date of the grant. Each option vests on the first anniversary of the date of the grant. If Proposal 3 (below) is approved by the stockholders, beginning on January 2, 1996, a nonstatutory option to purchase 3,000 shares of Common Stock, with an exercise price of 100 percent of the fair market value on the date of grant, will automatically be granted to each eligible non-employee director.

     The Non-Employee Director Plan is administered by the Board, which has the authority, among other things, to (i) prescribe the form or forms of instruments evidencing options and any other instruments required under such Plan and change such forms from time to time, (ii) adopt, amend and rescind rules and regulations for the administration of the Non-Employee Director Plan, and (iii) interpret such Plan and decide any questions and settle all controversies and disputes that may arise in connection with the Non-Employee Director Plan. The Board has the authority to appoint a committee to administer the Non-Employee Director Plan and exercise all of the powers, authority and discretion of the Board, with the exception of the Board's power and authority to amend and terminate the Plan. The committee must include not less than three members of the Board. The Board has appointed the Human Resources and Nominating Committee to perform the foregoing functions.

     The Board may terminate or amend the Non-Employee Director Plan at any time, provided that (i) without the approval of the Company's stockholders, no such amendment may cause the Plan to fail to comply with Rule 16b-3 of the Exchange Act, (ii) unless required by applicable law, rule or regulation, no such amendment may materially adversely affect a previously granted option without the consent of the optionee, and (iii) the provisions of the Plan relating to the automatic granting of options, the option exercise price and the option vesting and exercise schedules shall not be amended more than once every six months, other than to comply with applicable law.

     Unless sooner terminated by the Board, the Non-Employee Director Plan will terminate on August 2, 2000. Options may not be granted after termination of the Non-Employee Director Plan; however, the provisions of the Non-Employee Director Plan will continue thereafter to govern all options granted under that Plan until the exercise, expiration or cancellation of such options. In the event of a reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, the Board has the authority to authorize a proportionate adjustment in the number or kind of shares, and the option price, of outstanding options.

     All options granted under the Non-Employee Director Plan expire and terminate ten years following the date of grant. Options cease vesting upon termination of service as a director, and in any event expire no later than three months (one year in the case of death or disability) following such a termination.

     A total of 120,000 shares of Common Stock are authorized for issuance under the Non-Employee Director Plan. If Proposal 3 (below) is adopted, the number of shares authorized for issuance thereunder will be increased to 170,000 shares. As of March 6, 1995, nine persons were eligible to receive options under the Non-Employee Director Plan, no options had been exercised, and options for 82,000 shares were outstanding and unexercised under such Plan.

FEDERAL TAX ASPECTS OF THE ORBITAL OPTION PLAN AND THE NON-EMPLOYEE DIRECTOR
PLAN

     In general, neither the grant nor the exercise of an incentive stock option will result in taxable income to the option holder or a deduction to the Company. However, option holders exercising incentive stock options may become subject to the alternative minimum tax by reason of that exercise.

     If the stock received upon the exercise of an incentive stock option is held for at least two years from the date of grant and at least one year after the date of exercise, any gain or loss recognized upon a later disposition of the stock will be considered long-term capital gain or loss and will be taxable accordingly. If stock received upon exercise of an incentive stock option is disposed of before the holding period requirements described above have been satisfied (a "disqualifying disposition"), the option holder will realize ordinary income, and the Company will be entitled to a deduction, equal in general to the difference between the option price and the value of the stock on the date of exercise. The amount of ordinary income realized on a disqualifying disposition may be limited when the stock is sold for less than its value on the exercise date. Incentive stock options will be treated for tax purposes as nonstatutory options (see below) to the extent the aggregate value (determined at the time of grant) of the stock for which the options first became exercisable in any calendar year exceeds $100,000.

     In the case of nonstatutory options, no income results upon the grant of the option. When an option holder exercises a nonqualified option, he or she will realize ordinary income, subject to withholding, equal in general to the excess of the then-fair market value of the stock over the option price. The Company will in general be entitled to a deduction equal to the amount of ordinary income realized by the optionee, provided the Company satisfies certain withholding and reporting requirements.

     Special rules will apply in the case of officers and directors subject to the short-swing profit limitations of Section 16(b) of the Exchange Act who exercise options within six months of the date of grant.

     Section 162(m) of the Code limits to $1 million the deduction a public corporation may claim with respect to the remuneration paid in any year to any of the corporation's chief executive officer and the other four most highly compensated executive officers. The deduction limitation is subject to a number of exemptions, including for "performance-based" compensation. It is anticipated that options granted under the Orbital Option Plan will be eligible for an exemption from the $1 million deduction limitation. However, final regulations under Section 162(m) have not yet been issued.

     The foregoing summary is limited to Federal income tax consequences and does not purport to be a complete description of the Federal tax consequences with respect to the Orbital Option Plan and the Non-Employee Director Plan.

OPTION GRANTS UNDER THE ORBITAL OPTION PLAN

     The future benefits or amounts that would be received under the Orbital Option Plan by the executive officers and the groups named in the table below are not determinable at this time. The following table shows the number of shares subject to options granted in 1994 to the individuals and groups indicated below, which options, in the case of the Named Officers, are also included in the relevant tables set forth above.

                                                                           SHARES
                                                                           SUBJECT
                                                                             TO
                                                                           OPTIONS
                                                                           GRANTED
                              NAME AND POSITION                            IN 1994
        --------------------------------------------------------------     -------
        David W. Thompson.............................................      10,000
        Chairman of the Board,
          President and Chief Executive Officer
        Bruce W. Ferguson.............................................      10,000
        Executive Vice President and
          General Manager/Communications and
          Information Systems Group
        James R. Thompson.............................................      10,000
        Executive Vice President and
          General Manager/Launch Systems Group
        Carlton B. Crenshaw...........................................      10,000
        Senior Vice President/Finance and
          Administration and Treasurer
        John H. Mehoves...............................................      10,000
        Senior Vice President
        All Executive Officers as a Group.............................     103,500
        All Other Employees as a Group................................     617,200

OPTIONS GRANTED UNDER THE NON-EMPLOYEE DIRECTOR PLAN

     Nonstatutory options for 2,000 shares each were granted under the Non-Employee Director Plan on January 2, 1995 with an exercise price of $16.68 per share to the following non-employee directors of the Company: Fred C. Alcorn, Kelly H. Burke, Daniel J. Fink, Lennard A. Fisk, Jack L. Kerrebrock, J. Paul Kinloch, Douglas S. Luke, John L. McLucas and Harrison H. Schmitt. If Proposal 3 (below) is approved by the stockholders, beginning on January 2, 1996, the number of options automatically granted to non-employee directors will be for 3,000 shares of Common Stock with an exercise price of 100 percent of the fair market value on the date of grant. The future benefits or amounts that would be received under the Non-Employee Director Plan by the non-employee directors named above are not determinable at this time.

                APPROVAL OF AN INCREASE IN SHARES AUTHORIZED FOR
              ISSUANCE UNDER THE ORBITAL OPTION PLAN (PROPOSAL 2)

     There are currently 2,000,000 shares of Common Stock authorized for issuance under the Orbital Option Plan. As of March 6, 1995, options to purchase a total of 1,960,291 shares of Common Stock had been granted under the Plan and not terminated or canceled, of which 353,464 have been exercised and 1,606,827 remain outstanding. The closing sales price of the Company's Common Stock on March 6, 1995 was $17.00. The Orbital Option Plan is described in detail on pages 11-12.

     Effective January 26, 1995, the Board of Directors adopted an amendment to the Orbital Option Plan to increase the number of shares of Common Stock authorized for issuance under the Plan from 2,000,000 shares to 2,975,000 shares, subject to stockholder approval. The Board of Directors found that the remaining number of shares available for grant under the Orbital Option Plan was insufficient to adequately attract and provide an incentive to the highly qualified employees necessary for the continued development and success of the Company. One factor influencing this decision was a comprehensive review of Orbital's management compensation that was performed by the Company's independent auditors. Based on this review, the independent auditors concluded that the percentage of shares of Common Stock presently reserved under the Orbital Option Plan (approximately 8 percent of outstanding shares, assuming conversion of the Company's 6 3/4% convertible subordinated debentures due 2003 (the "Convertible Debentures")) was at the lower end of the range (below the 25th percentile (approximately 12 percent of outstanding shares)) of the group of companies included in the review for comparison purposes. This comparative group included companies with comparable revenues in either the same or a similar industry as Orbital. An increase in the number of shares authorized under the Orbital Option Plan also is particularly necessary in view of the substantial growth of the Company's work force during 1994, primarily as a result of the Company's acquisitions of Fairchild and Magellan, and the need to be able to provide long-term incentives in the form of options to new employees (the work force grew from 1,123 full-time employees at December 31, 1993 to 1,845 at December 31, 1994). The Board believes that increasing the amount of Common Stock to be issued under the Orbital Option Plan from the present 2,000,000 shares to 2,975,000 shares (approximately 12 percent of outstanding shares assuming conversion of the Convertible Debentures) would be adequate for the Company's near-term needs, and therefore recommends that the stockholders approve the amendment to the Orbital Option Plan to effect this increase.

     Unless instructions are given to the contrary, it is the intention of the persons named as proxies to vote the shares to which the proxy is related FOR an amendment to the Orbital Option Plan to increase the number of shares of Common Stock authorized for issuance under such Plan from 2,000,000 shares to 2,975,000 shares. The affirmative vote of the holders of a majority of shares properly cast on the proposal, in person or by proxy, will be required to approve the proposed increase in the number of shares authorized for issuance under the Orbital Option Plan.

        APPROVAL OF CERTAIN AMENDMENTS TO THE NON-EMPLOYEE DIRECTOR PLAN
                TO INCREASE THE EXERCISE PRICE; TO INCREASE THE
             AMOUNT OF AUTOMATIC GRANT; AND TO INCREASE THE SHARES
              AUTHORIZED FOR ISSUANCE UNDER SUCH PLAN (PROPOSAL 3)

     The Non-Employee Director Plan currently provides for the automatic granting of nonstatutory options to purchase Common Stock to eligible non-employee directors of 2,000 options per year, with an exercise price of 85 percent of the fair market value of the Common Stock on the date of grant. There are currently 120,000 shares of Common Stock authorized for issuance under the Non-Employee Director Plan. As of March 6, 1995, options to purchase a total of 82,000 shares of Common Stock were outstanding and unexercised and no options had been exercised under the Non-Employee Director Plan. The Non-Employee Director Plan is described in detail on pages 12-13.

     Effective January 26, 1995, the Board of Directors adopted amendments to the Non-Employee Director Plan, subject to stockholder approval, to increase the exercise price from 85 percent of the fair market value to 100 percent of the fair market value of the Common Stock on the date of grant; to increase the number of shares automatically granted each year from 2,000 to 3,000 shares; and to increase the number of shares of Common Stock authorized for issuance under the Non-Employee Director Plan from 120,000 shares to 170,000 shares. The Board believes that increasing the exercise price of the options from 85 percent to 100 percent of the fair market value on the date of grant is in the interest of all stockholders of the Company, and when taken in conjunction with the proposed increase in the number of shares to be automatically granted to directors, ensures that director compensation is directly tied to an increase in the stock price, rather than based in part on an initial 15 percent discount in the exercise price. The Board believes that an increase in the number of shares authorized for issuance under the Non-Employee Director Plan is necessary to enable the

Company to attract and retain highly qualified directors and to have sufficient shares available under the Plan to meet its obligation to issue options to eligible non-employee directors, at least for the next three years, particularly if, as proposed, the amount of the annual grant is increased to 3,000 shares. In the event this Proposal 3 is not approved and assuming the composition of the Board remains approximately the same, beginning in 1998, Orbital will have insufficient shares authorized for issuance under the Non-Employee Director Plan to effectuate future automatic option grants.

     Unless instructions are given to the contrary, it is the intention of the persons named as proxies to vote the shares to which the proxy is related FOR an amendment to the Non-Employee Director Plan to increase the exercise price from 85 percent of the fair market value to 100 percent of the fair market value of the Common Stock on the date of grant; to increase the number of shares automatically granted each year from 2,000 to 3,000 shares; and to increase the number of shares of Common Stock authorized for issuance under the Non-Employee Director Plan from 120,000 shares to 170,000 shares. The affirmative vote of the holders of a majority of shares properly cast on the proposal, in person or by proxy, will be required to approve the proposed amendments to the Non-Employee Director Plan.

                         RATIFICATION OF THE SELECTION
                      OF INDEPENDENT AUDITORS (PROPOSAL 4)

     The Board of Directors recommends the ratification by the stockholders of the appointment by the Board of Directors of KPMG Peat Marwick LLP as the Company's independent auditors for the fiscal year ending December 31, 1995. KPMG Peat Marwick LLP has served as the Company's independent auditors since 1989. Unless instructions are given to the contrary, it is the intention of the persons named as proxies to vote the shares to which the proxy is related FOR the ratification of the appointment of KPMG Peat Marwick LLP. The affirmative vote of the holders of a majority of shares properly cast on the proposal, in person or by proxy, will be required to approve Proposal 4. In the event that the stockholders do not ratify the selection of KPMG Peat Marwick LLP, the Board of Directors will consider the selection of another firm of independent auditors. A representative of KPMG Peat Marwick LLP is expected to be present at the Annual Meeting and will be available to respond to appropriate questions and make such statements as he may desire.

                           OWNERSHIP OF COMMON STOCK

     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of March 6, 1995 by (i) each person known by the Company to own beneficially more than five percent of the Common Stock, (ii) each director of the Company and each Named Officer and (iii) all officers and directors as a group. Unless otherwise indicated, each of the persons or entities listed below exercises sole voting and investment power over the shares that each of them beneficially owns.

                                                                            NUMBER
                            NAME AND ADDRESS                               OF SHARES     PERCENT
------------------------------------------------------------------------   ---------     -----
G.T. Capital Management, Inc.(1)........................................   1,816,000      8.9%
  50 California Street, 27th Floor
  San Francisco, CA 94111
Fred C. Alcorn(2).......................................................      62,590       *
Kelly H. Burke(2).......................................................      26,040       *
Carlton B. Crenshaw(2)..................................................      15,266       *
Bruce W. Ferguson(2)(3).................................................     201,785       *
Daniel J. Fink(2).......................................................      19,500       *
Lennard A. Fisk(2)......................................................       2,000       *
Jack A. Frohbieter......................................................           0      --
Jack L. Kerrebrock(2)...................................................      22,500       *
J. Paul Kinloch(2)......................................................      22,032       *
Douglas S. Luke(2)......................................................      16,000       *
John L. McLucas(2)......................................................      22,000       *
John H. Mehoves(2)......................................................      38,899       *
Harrison H. Schmitt(2)(4)...............................................      13,850       *
David W. Thompson(2)(3).................................................      81,258       *
James R. Thompson(2)(3).................................................      58,999       *
Scott L. Webster(2).....................................................     168,232       *
Officers and Directors as a Group
  (21 persons)(2).......................................................     910,770      4.4%

---------------

* Represents less than one percent of the outstanding shares of stock.

(1) G.T. Capital Management, Inc.'s beneficial ownership is as of December 31, 1994, not March 6, 1995, and is based on a Schedule 13G filed with the Securities and Exchange Commission ("SEC").

(2) Includes shares issuable upon exercise of currently vested stock options or options that will vest within sixty days of March 6, 1995, in the following amounts: Fred C. Alcorn, 16,000 shares; Kelly H. Burke, 16,000 shares; Carlton B. Crenshaw, 15,266 shares; Bruce W. Ferguson, 25,331 shares; Daniel
    J. Fink, 16,000 shares; Lennard A. Fisk, 2,000 shares; Jack L. Kerrebrock, 16,000 shares; J. Paul Kinloch, 16,000 shares; Douglas S. Luke, 16,000 shares; John L. McLucas, 16,000 shares; John H. Mehoves, 23,999 shares; Harrison H. Schmitt, 12,000 shares; David W. Thompson, 22,999 shares; James
    R. Thompson, 58,999 shares; Scott L. Webster, 25,332 shares; and all officers and directors as a group, 445,023 shares.

(3) Excludes 17,700 shares of Common Stock owned by Mr. Ferguson's wife, 24,500 shares of Common Stock owned by Mr. David Thompson's wife, 1,385 shares of Common Stock owned by Mr. James Thompson's wife and 450 shares of Common Stock owned by Mr. James Thompson's dependent children. Messrs. Ferguson, David Thompson and James Thompson disclaim beneficial ownership of such shares.

(4) Includes 1,850 shares of Common Stock with respect to which Dr. Schmitt shares voting and investment power with his wife.

                  QUORUM REQUIREMENT AND METHOD OF TABULATION

     Consistent with Delaware state corporate law and under the Company's By-Laws, a majority of the shares entitled to be cast on a particular matter, present in person or represented by proxy, constitutes a quorum as to such matter. Votes cast by proxy or in person at the Annual Meeting will be counted by persons appointed by the Company to act as election inspectors for the meeting. The election inspectors will count shares represented by proxies that withhold authority to vote for a nominee for election as a director or that reflect abstentions and "broker non-votes" (i.e., shares represented at the meeting held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) only as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum, but neither abstentions nor broker non-votes have any effect on the outcome of voting on the matter.

               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act requires Orbital's executive officers and directors, and persons who beneficially own more than ten percent of the Company's Common Stock, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. Executive officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish to the Company copies of all Forms 3, 4 and 5 they file. Based solely on the Company's review of the copies of such forms it has received and written representations from certain reporting persons, the Company believes that, except as specified below, all of its executive officers, directors and greater than ten percent beneficial owners, complied with all such filing requirements applicable to them with respect to transactions during fiscal 1994.

     Mr. Webster's Form 5, reflecting a gift of 7,116 shares of Common Stock on December 28, 1994 was filed with the SEC one day late. Mr. Mehoves' Form 5, reflecting a gift of 100 shares of Common Stock in June 1994 was filed approximately one month late. The Form 3 that reported Mr. Frohbieter's appointment as a director of the Company as of August 11, 1994, and reflected that he beneficially owned no Common Stock of the Company was filed with the SEC one day late. Mr. David Thompson's Form 4 that reported a sale of 2,500 shares of Common Stock in January 1994 was filed with the SEC several months late. The Forms 3 of Matra Aerospace, Inc., Sofimades S.A., Matra Hachette S.A. and Lagardere Groupe S.C.A. reporting their direct or indirect beneficial ownership of more than ten percent of the Company's Common Stock were filed with the SEC several weeks late.

                             STOCKHOLDER PROPOSALS

     Pursuant to Rule 14a-8 promulgated by the SEC, stockholder proposals intended to be included in the Company's proxy materials for the Company's 1996 annual meeting of stockholders must be received by the Company on or before November 29, 1995 at its principal office, 21700 Atlantic Boulevard, Dulles, Virginia 20166, Attention: Corporate Secretary.

                                 OTHER MATTERS

     The management has no knowledge of any other matter that may come before the Annual Meeting and does not, itself, currently intend to present any such other matter. However, if any such other matters properly come before the meeting or any adjournment thereof, the persons named as proxies will have discretionary authority to vote the shares represented by the accompanying proxy in accordance with their own judgment.

                               PROXY SOLICITATION

     The cost of soliciting proxies will be paid by the Company. Proxies may be solicited without extra compensation by certain directors, officers and regular employees of the Company by mail, telegram or personally. In addition, the Company has retained D.F. King & Co. ("D.F. King") to solicit proxies by personal interview, mail, telephone and telegram and to request brokerage houses and other custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of Common Stock. The Company will pay D.F. King a fee not to exceed $3,500 covering its services and, in addition, will reimburse D.F. King for expenses and payments made for the Company's account to brokers and other nominees for their expenses in forwarding soliciting material.

     Stockholders are urged to send their proxies without delay. Your cooperation is appreciated.

                                                    ORBITAL SCIENCES CORPORATION
                                                                 PROXY STATEMENT

                                    APPENDIX

A.  1990 Stock Plan for Non-Employee Directors

B.  Orbital Sciences Corporation 1990 Stock Option Plan

                                                                      APPENDIX A

                          ORBITAL SCIENCES CORPORATION
               1990 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

                                   ARTICLE I

                                PURPOSE OF PLAN

     The purpose of this 1990 Stock Option Plan for Non-Employee Directors is to promote the growth and profitability of Orbital Sciences Corporation by providing, through the ownership of Shares, incentives to attract and retain non-employee directors who are in a position to make significant contributions to the success of the Company and other Participating Companies and to reward such directors for such contributions.

                                   ARTICLE II

                                  DEFINITIONS

     For the purposes of the Plan, the following terms shall have the meanings set forth in this Article II:

     2.01 Board. The term "Board" shall mean the Board of Directors of the Company.

     2.02 Committee. The term "Committee" shall mean a committee appointed by the Board pursuant to Section 3.04 and constituting not less than three (3) members of the Board.

     2.03 Company. The term "Company" shall mean Orbital Sciences Corporation, a Delaware corporation, or any successor thereof.

     2.04 Director. The term "Director" shall mean a member of the Board, or a member of the board of directors of any Participating Company.

     2.05 Effective Date.  The term "Effective Date" shall mean August 2, 1990.

     2.06 Eligible Director. The term "Eligible Director" shall mean any Director who is not an employee of the Company or any Participating Company and is not a holder of more than two percent (2%) of the outstanding Shares, nor a person who is an affiliate of any such holder.

     2.07 Exchange Act. The term "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     2.08 Fair Market Value. The term "Fair Market Value," when used with respect to the determination of the option price of Options, shall mean the closing sale price of outstanding Shares on the national securities exchange on which outstanding Shares are then principally traded or, if that measure of price is not available, on a composite index of such exchanges or, if that measure of price is not available, in a national market system on which outstanding Shares are quoted on the date of the grant of the Option. In the event that there are no sales of outstanding Shares on any such exchange or market on such date of the grant of the Option, the fair market value of Shares on the date of the grant shall be deemed to be the closing sales price on the next preceding day on which outstanding Shares were sold on any such exchange or market. In the event that Shares are not listed or quoted on any such exchange or market on such date of the grant of the Option, a reasonable valuation of the fair market value of the Shares on the date of the grant shall be made by the Board.

     2.09 I.R.C. The term "I.R.C." shall mean the Internal Revenue Code of 1986, as it has been or may be amended from time to time.

     2.10 Incentive Stock Option. The term "Incentive Stock Option" shall mean any Option intended to satisfy the requirements under I.R.C. Section 422(b) as an incentive stock option.

     2.11 Nonstatutory Stock Option. The term "Nonstatutory Stock Option" shall mean any Option granted under the Plan that does not qualify as an Incentive Stock Option.

     2.12 Option. The term "Option" shall mean an option to acquire Shares granted under the Plan.

     2.13 Optionee. The term "Optionee" shall mean an Eligible Director who has been granted Options.

     2.14 Parent Corporation. The term "Parent Corporation" shall mean a corporation as defined in I.R.C. Section 425(e).

     2.15 Participating Company. The term "Participating Company" shall mean the Company and any Parent Corporation or Subsidiary Corporation.

     2.16 Plan. The term "Plan" shall refer to the 1990 Stock Option Plan for Non-Employee Directors of the Company set forth herein that provides for the granting of Nonstatutory Stock Options.

     2.17 Securities Act. The term "Securities Act" shall mean the Securities Act of 1933, as amended.

     2.18 Shares. The term "Shares" shall mean shares of the Company's authorized Common Stock, $0.01 par value, and may be unissued shares or treasury shares or shares purchased for purposes of the Plan.

     2.19 Subsidiary Corporation. The term "Subsidiary Corporation" shall mean a corporation as defined in I.R.C. Section 425(f).

     2.20 Terminating Transaction. The term "Terminating Transaction" shall mean any of the following events: (a) the dissolution or liquidation of the Company; (b) a reorganization, merger or consolidation of the Company with one or more other corporations as a result of which the Company goes out of existence or becomes a subsidiary of another corporation (which shall be deemed to have occurred if another corporation shall own, directly or indirectly, eighty percent (80%) or more of the aggregate voting power of all outstanding equity securities of the Company); (c) a sale of substantially all of the Company's assets; or (d) a sale to one person (or two or more persons acting in concert) of equity securities of the Company representing eighty percent (80%) or more of the aggregate voting power of all outstanding equity securities of the Company. As used herein or elsewhere in this Plan, the word "person" shall mean an individual, corporation, partnership, association or other person or entity, or any group of two or more of the foregoing that have agreed to act together.

     2.21 Termination Date.  The term "Termination Date" shall mean August 2,
2000.

     2.22 Total Disability. The term "Total Disability" shall mean a total and permanent disability as that term is defined in I.R.C. Section 22(e)(3).

                                  ARTICLE III

                             ADMINISTRATION OF PLAN

     3.01 Administration by Board. The Plan shall be administered by the Board. The Board shall have full and absolute power and authority in its sole discretion (a) to grant Options in accordance with the Plan to Eligible Directors; (b) to prescribe the form or forms of instruments evidencing Options and any other instruments required under the Plan and to change such forms from time to time; (c) to adopt, amend and rescind rules and regulations for the administration of the Plan; and (d) to interpret the Plan and to decide any questions and settle all controversies and disputes that may arise in connection with the Plan.

     3.02 Rules and Regulations. The Board may adopt such rules and regulations as the Board may deem necessary or appropriate to carry out the purposes of the Plan and shall have authority to do everything necessary or appropriate to administer the Plan.

     3.03 Binding Authority. All decisions, determinations, interpretations or other actions by the Board shall be final, conclusive and binding on all parties and on their successors-in-interest.

     3.04 Administration by Committee. The Board, in its sole discretion, may, from time to time, appoint a Committee to administer the Plan and exercise all of the powers, authority and discretion of the Board under the Plan, other than the power and authority to amend and terminate the Plan under Section 7.01.

                                   ARTICLE IV

                      NUMBER OF SHARES AVAILABLE FOR GRANT

     Subject to the provisions of this Article IV and Section 6.08(a), the maximum aggregate number of Shares which may be optioned and sold under the Plan is 120,000. In the event that outstanding Options shall, for any reason, terminate, lapse, be forfeited or expire without being exercised, the Shares subject to such unexercised Options shall again be available for the granting of Options. In the event that Shares that were previously issued by the Company upon exercise of an Option are reacquired by the Company as part of the consideration received (in accordance with Section 6.05(b) hereof) upon the subsequent exercise of an Option, such reacquired Shares shall again be available for the granting of Options.

                                   ARTICLE V

                                  TERM OF PLAN

     The Plan shall be effective as of the Effective Date and shall terminate on the Termination Date. No Option may be granted after the Termination Date.

                                   ARTICLE VI

                                  OPTION TERMS

     6.01 Number of Options Shares and Form of Option Agreement.   Each Eligible
Director shall be granted a Nonstatutory Stock Option for two thousand (2,000) Shares on August 2, 1990. In addition, each Eligible Director shall be granted a Nonstatutory Stock Option for two thousand (2,000) Shares on January 2, 1991, and on each anniversary thereof, provided that such individual is then an Eligible Director. Any Option granted shall be evidenced by an agreement ("Option Agreement") in such form as the Board, in its discretion, may, from time to time, approve. Any Option Agreement shall contain such terms and conditions as the Board may deem necessary or appropriate and which are not inconsistent with the provisions of the Plan.

     6.02 Option Exercise Price. The option exercise price for Shares covered by Options shall be eighty-five percent (85%) of the Fair Market Value of the Shares.

     6.03 Vesting and Exercisability of Options. Subject to the limitations set forth herein and/or in any applicable Option Agreement entered into hereunder, Options granted shall vest and be exercisable in accordance with the rules set forth in this Section 6.03:

          (a) General. Subject to the other provisions of this Section 6.03, Options shall vest and become exercisable in accordance with the following formula:

             (i) Options granted on August 2, 1990 shall become exercisable to the extent of one hundred percent (100%) of the Shares covered thereby on January 2, 1991; and

             (ii) Options granted after August 2, 1990 shall become exercisable as to one hundred percent (100%) of the Shares covered thereby on the first anniversary of the date of grant.

          (b) Termination of Options. All installments of an Option shall expire and terminate ten (10) years from the day before the date such Option was granted (the "Option Termination Date").

          (c) Termination of Directorship other than by Death or Total Disability. In the event that an Optionee ceases to be a Director for any reason (other than death or Total Disability), any Options held by such Optionee that have not vested and become exercisable as of the directorship termination date shall expire and become unexercisable as of the directorship termination date. All vested and exercisable Options as of the directorship termination date shall expire and become unexercisable as of the earlier of (i) three
     (3) months following the directorship termination date or (ii) the original Option Termination Date. For purposes of the Plan, an Optionee who is a Director of any Participating Company shall not be deemed to have incurred a termination of his directorship so long as such Optionee is a Director of any Participating Company.

          (d) Death or Total Disability of Optionee while a Director. In the event that the directorship of an Optionee with a Participating Company is terminated by reason of death or Total Disability, any vested and exercisable Options held by such Optionee shall expire and become unexercisable as of the earlier of (i) the applicable Option Termination Date or (ii) the first anniversary of the date of termination of directorship of such Optionee by reason of the Optionee's death or Total Disability.

          Any such vested and exercisable Options may be exercised prior to their expiration only by the person or persons to whom the Optionee's Option rights pass by will or the laws of descent and distribution. Any Options held by such a deceased or disabled Optionee that are not vested and exercisable as of the date of the Director's termination of directorship due to death or Total Disability shall expire and become unexercisable as of the directorship termination date.

          (e) Termination of Affiliation of Participating
     Company. Notwithstanding the foregoing provisions of this Section 6.03, in the case of an Optionee who is a Director of a Participating Company other than the Company, upon an Affiliation Termination (as defined herein) of such Participating Company, such Optionee shall be deemed (for all purposes of the Plan) to have incurred a termination of his directorship for reasons other than death or Total Disability, with such termination to be deemed effective as of the effective date of said Affiliation Termination. As used herein, the term "Affiliation Termination" shall mean, with respect to a Participating Company, the termination of such Participating Company's status as a Participating Company.

     6.04 Exercise of Options. Options may be exercised, in whole or in part, by giving written notice of exercise to the Company, which notice shall specify the number of Shares to be purchased and shall be accompanied by payment in full of the purchase price in accordance with Section 6.05. An Option shall be deemed exercised when such written notice of exercise has been received by the Company. No Shares shall be issued until full payment has been made and the Optionee has satisfied such other conditions as may be required by the Plan, as may be required by applicable laws, rules or regulations, or as may be adopted or imposed by the Board. Until the issuance of stock certificates, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to optioned Shares notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 6.08(a).

     6.05 Payment of Option Exercise Price.

          (a) Except as otherwise provided in Section 6.05(b), the entire option exercise price shall be paid at the time the Option is exercised by cashier's check or such other means as deemed acceptable by the Company.

          (b) An Optionee may elect to pay for all or some of the Optionee's Shares with Shares to which the Optionee has a right at the time of the exercise by the Optionee, including Shares to which the Optionee has obtained a right by previous exercise, subject to all restrictions and limitations of applicable laws, rules and regulations and subject to the satisfaction of any conditions the Board may impose, including, but not limited to, the making of such representations and warranties and the providing of such other assurances that the Board may require with respect to the Optionee's title to the Shares used for payment of the exercise price. Such payment shall be made by delivery of certificates representing Shares, duly endorsed or with duly signed stock power attached, such Shares to be valued at the last reported sale price of the Shares on a national securities exchange or national market system on the date immediately preceding the day notice of exercise is received by the Company or, if such Shares are not then listed or quoted on such an exchange or market, on such basis as the Board shall determine.

     6.06 Options Not Transferable. Options granted under the Plan may not be sold, pledged, hypothecated, assigned, encumbered, gifted or otherwise transferred or alienated in any manner, either voluntarily or involuntarily by operation of law, other than by will or the laws of descent and distribution, and may be exercised during the lifetime of an Optionee only by such Optionee.

     6.07 Restrictions on Issuance of Shares.

          (a) No Shares shall be issued or delivered upon exercise of an Option unless and until there shall have been compliance with all applicable requirements of the Securities Act, all applicable listing or similar requirements of any national securities exchange or national market system on which Shares are then listed or quoted, and any other requirement of law or of any regulatory body having jurisdiction over such issuance and delivery. The inability of the Company to obtain any required permits, authorizations or approvals necessary for the lawful issuance and sale of any Shares hereunder on terms deemed reasonable by the Board shall relieve the Company, the Board and any Committee of any liability in respect of the non-issuance or sale of such Shares as to which such requisite permits, authorizations or approvals shall not have been obtained.

          (b) As a condition to the granting or exercise of any Option, the Board may require the person receiving or exercising such Option to make any representation and/or warranty to the Company as may be required under any applicable law or regulation, including, but not limited to, a representation that the Option and/or Shares are being acquired only for investment and without any present intention to sell or distribute such Option and/or Shares, if such a representation is required under the Securities Act or any other applicable law, rule or regulation.

          (c) The grant of Options prior to approval of the Plan by the affirmative vote or written consent of a majority of the holders of outstanding Shares represented and voting at a meeting or by written consent is conditioned on such approval being obtained within twelve (12) months of the adoption of the Plan. In the event such stockholder approval is not obtained within such time period, any outstanding Options shall be void.

     6.08 Option Adjustments.

          (a) If the outstanding Shares are increased, decreased, changed into or exchanged for a different number or kind of shares of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, upon authorization of the Board, a proportionate adjustment shall be made in the number or kind of shares and the per-share option price thereof, which may be issued in the aggregate and to individual Optionees upon exercise of Options; provided, however, that no such adjustment need be made if, upon the advice of counsel, the Board determines that such adjustment may result in the receipt of federally taxable income to holders of outstanding Options or the holders of Common Stock or other classes of the Company's securities.

          (b) In the event of any Terminating Transaction, all outstanding Options shall become exercisable prior to the consummation of such Terminating Transaction and the Board shall take all necessary actions to ensure that such Options remain exercisable for a period of at least twenty
     (20) days prior to the consummation. Upon consummation of the Terminating Transaction, all outstanding Options shall terminate and cease to be exercisable. There shall be excluded from the operation of the provisions of this Section 6.08(b) any Terminating Transaction in which: (i) the holders of outstanding Shares prior to the Terminating Transaction retain or acquire securities constituting a majority of the outstanding voting common stock of the acquiring or surviving corporation or other entity; and
     (ii) no single person owns more than half of the outstanding voting common stock of the acquiring or surviving corporation or other entity. For purposes of this Section 6.08(b), voting common stock of the acquiring or surviving corporation or other entity, upon exercise of warrants or options, shall be considered outstanding, and all securities that vote in the election of directors (other than solely as the result of a default in the making of any dividend or other payment) shall be deemed to constitute that number of shares of voting common stock that is equivalent to the number of such votes that may be cast by the holders of such securities.

          Notwithstanding the foregoing, in the event that any person or group of persons commences a tender offer for outstanding Shares within the scope of Regulation 14D under the Exchange Act, all outstanding Options shall become immediately exercisable. Any Shares received upon this accelerated exercise that are not purchased pursuant to the offer (whether by failure of the offer or otherwise) shall be subject to repurchase at the exercise price by the Company upon termination of the Optionee's service as a Director, in accordance with the vesting schedule that corresponds to the schedule of exercisability for the Option under which the Shares were acquired.

          (c) To the maximum extent possible, any adjustments authorized under this Section 6.08 with respect to any outstanding Options shall be made by means of appropriate adjustments to the number of Shares (or other securities) and the option exercise price therefor under the unexercised portions of such outstanding Options, but without changing the aggregate exercise price applicable to said unexercised portions. In all cases, the nature and extent of adjustments under this Section 6.08 shall be determined by the Board in its sole discretion, and any such determination as to what adjustments shall be made, and the extent thereof, shall be final and binding. No fractional shares of stock shall be issued under the Plan pursuant to any such adjustment.

     6.09 Taxes. The Board shall make such provisions and take such steps as it deems necessary or appropriate for the withholding of any federal, state, local and other tax required by law to be withheld with respect to the grant or exercise of an Option, or with respect to the disposition of Shares acquired pursuant to the exercise of an Option pursuant to the Plan, including, but not limited to, the deduction of the amount of any such withholding tax from any compensation or other amounts payable to an Optionee by any member of the Participating Companies, or requiring an Optionee (or the Optionee's beneficiary or legal representative), as a condition of granting or exercising an Option, to pay to any member of the Participating Companies any amount required to be withheld, or to execute such other documents as the Board deems necessary or desirable in connection with the satisfaction of any applicable withholding obligation. An Optionee may, in lieu of remitting to the Company amounts sufficient to satisfy federal, state, local or other withholding tax requirements, direct the Company to withhold Shares or deliver Shares in each case with a value equal to such withholding tax requirements.

     6.10 Legends on Options and Stock Certificates. Each Option Agreement and each certificate representing Shares acquired upon exercise of an Option shall be endorsed with all legends, if any, required by applicable federal and state securities laws to be placed on the Option Agreement and/or the certificate. The determination of which legends, if any, shall be placed upon Option Agreements and/or said Shares shall be made by the Board in its sole discretion, and such decision shall be final and binding.

                                  ARTICLE VII

                        AMENDMENT OR TERMINATION OF PLAN

     The Board may amend, alter and/or terminate the Plan at any time; provided, however, that no change shall be effective unless approved by the stockholders of the Company if such change would cause the Plan to fail to comply with Rule 16b-3 of the Exchange Act or any successor rule under such Act as in effect on the date of such amendment; provided, further, that unless required by applicable law, rule or regulation, no amendment of the Plan shall affect in a material and adverse manner Options granted prior to the date of any such amendment without the consent of any Optionee holding any such affected Options; and provided, further, that the provisions of Sections 6.01, 6.02 and 6.03 shall not be amended more than once every six (6) months, other than to comport with changes in the I.R.C., the Employee Retirement Income Security Act or the rules thereunder.

                                  ARTICLE VIII

                               GENERAL PROVISIONS

     8.01 Availability of the Plan. A copy of the Plan shall be delivered to the Secretary of the Company and shall be shown by the Secretary to any Eligible Director making reasonable inquiry concerning the Plan.

     8.02 Notice. Any notice or other communication required or permitted to be given pursuant to the Plan or under any Option Agreement must be in writing and may be given by registered or certified mail and, if given by registered or certified mail, shall be determined to have been given and received when a registered or certified letter containing such notice, properly addressed with postage prepaid, is deposited in the United States mails and, if given otherwise than by registered or certified mail, shall be deemed to have been given when delivered to and received by the party to whom addressed. Notice shall be given to Eligible Directors at their most recent addresses shown in the Company's records. Notice to the Company shall be addressed to the Company at the address of the Company's principal executive offices, to the attention of the Secretary of the Company.

     8.03 Titles and Headings. Titles and headings of sections of the Plan are for convenience of reference only and shall not affect the construction of any provision of the Plan.

     8.04 Governing Law. The Plan shall be governed by, interpreted under and construed and enforced in accordance with the internal laws, and not the laws pertaining to conflicts or choice of laws, of the State of Delaware, applicable to agreements made and to be performed wholly within the State of Delaware.

                                                                      APPENDIX B

                          ORBITAL SCIENCES CORPORATION
                             1990 STOCK OPTION PLAN

             (AMENDMENT AND RESTATEMENT OF 1987 STOCK OPTION PLAN)

                                   ARTICLE I

                                PURPOSE OF PLAN

     The purpose of this 1990 Stock Option Plan is to promote the growth and profitability of Orbital Sciences Corporation by providing, through the ownership of Shares, incentives to attract and retain highly talented persons to provide managerial and administrative services to the Company and other Participating Companies and to motivate such persons to use their best effort on behalf of the Company and other Participating Companies.

                                   ARTICLE II

                                  DEFINITIONS

     For the purposes of this Plan, the following terms shall have the meanings set forth in this Article II:

     2.01 Accrued Installment. The term "Accrued Installment" shall mean any vested installment of an Option.

     2.02 Board. The term "Board" shall mean the Board of Directors of the Company.

     2.03 Committee. The term "Committee" shall mean a committee appointed by the Board pursuant to Section 3.04 and constituting not less than three (3) members of the Board.

     2.04 Company. The term "Company" shall mean Orbital Sciences Corporation, a Delaware corporation, or any successor thereof.

     2.05 Director. The term "Director" shall mean a member of the Board, or a member of the board of directors of any Participating Company.

     2.06 Disinterested Person. The term "Disinterested Person" shall mean any person defined as a disinterested person under Rule 16b-3 of the Securities and Exchange Commission as promulgated under the Exchange Act.

     2.07 Effective Date.  The term "Effective Date" shall mean November 9,
1987.

     2.08 Eligible Person. The term "Eligible Person" shall mean any employee of any Participating Company, but shall not include any Director of any Participating Company who is not also an employee or officer of a Participating Company.

     2.09 Exchange Act. The term "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     2.10 Fair Market Value. The term "Fair Market Value," when used with respect to the determination of the option price of Options, shall mean the closing sale price of Shares on the national securities exchange on which Shares are then principally traded or, if that measure of price is not available, on a composite index of such exchanges or, if that measure of price is not available, in a national market system for securities on the date of the grant of the Option. In the event that there are no sales of Shares on any such exchange or market on such date of the grant of the Option, the fair market value of Shares on the date of the grant shall be deemed to be the closing sales price on the next preceding day on which Shares were sold on any such exchange or market. In the event that such Shares are not listed on any such market or exchange on such date of the grant of the Option, a reasonable valuation of the fair market value of the Shares on the date of the grant shall be made by the Board.

     2.11 I.R.C. The term "I.R.C." shall mean the Internal Revenue Code of 1986, as it may be amended from time to time.

     2.12 Incentive Stock Option. The term "Incentive Stock Option" shall mean any Option intended to satisfy the requirements under I.R.C. Section 422(b) as an incentive stock option.

     2.13 Nonstatutory Stock Option. The term "Nonstatutory Stock Option" shall mean any Option granted under the Plan that does not qualify as an Incentive Stock Option.

     2.14 Option. The term "Option" shall mean an option to acquire Shares granted under the Plan.

     2.15 Optionee. The term "Optionee" shall mean an Eligible Person who has been granted Options.

     2.16 Parent Corporation. The term "Parent Corporation" shall mean a corporation as defined in I.R.C. Section 425(e).

     2.17 Participating Company. The term "Participating Company" shall mean the Company and any Parent Corporation or Subsidiary Corporation.

     2.18 Plan. The term "Plan" shall refer to the Stock Option Plan of the Company set forth herein that provides for the granting of Incentive Stock Options and Nonstatutory Stock Options.

     2.19 Restricted Shareholder. The term "Restricted Shareholder" shall mean an Optionee granted an Incentive Stock Option who, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, with stock ownership determined in accordance with the attribution rules of I.R.C.
Section 425(d).

     2.20 Shares. The term "Shares" shall mean shares of the Company's authorized Common Stock, $.01 par value, and may be unissued shares or treasury shares or shares purchased for purposes of the Plan.

     2.21 Subsidiary Corporation. The term "Subsidiary Corporation" shall mean a corporation as defined in I.R.C. Section 425(f).

     2.22 Terminating Transaction. The term "Terminating Transaction" shall mean any of the following events: (a) the dissolution or liquidation of the Company; (b) a reorganization, merger or consolidation of the Company with one or more other corporations as a result of which the Company goes out of existence or becomes a subsidiary of another corporation (which shall be deemed to have occurred if another corporation shall own, directly or indirectly, eighty percent (80%) or more of the aggregate voting power of all outstanding equity securities of the Company); (c) a sale of substantially all of the Company's assets; or (d) a sale to one person (or two or more persons acting in concert) of equity securities of the Company representing eighty percent (80%) or more of the aggregate voting power of all outstanding equity securities of the Company. As used herein or elsewhere in this Plan, the word "person" shall mean an individual, corporation, partnership, association or other person or entity, or any group of two or more of the foregoing that have agreed to act together.

     2.23 Termination Date. The term "Termination Date" shall mean November 9, 1997.

     2.24 Total Disability. The term "Total Disability" shall mean a total and permanent disability as that term is defined in I.R.C. Section 22(e)(3).

                                  ARTICLE III

                             ADMINISTRATION OF PLAN

     3.01 Administration by Board. The Plan shall be administered by the Board. The Board shall have full and absolute power and authority in its sole discretion to (a) determine which Eligible Persons shall receive Options; (b) determine the time when Options shall be granted; (c) determine the terms and conditions, not inconsistent with the provisions of the Plan, of any Option granted hereunder;
(d) determine the number of Shares which may be issued upon exercise of the Options; and (e) interpret the provisions of this Plan and of any Option granted under this Plan.

     3.02 Rules and Regulations. The Board may adopt such rules and regulations as the Board may deem necessary or appropriate to carry out the purposes of the Plan and shall have authority to do everything necessary or appropriate to administer the Plan.

     3.03 Binding Authority. All decisions, determinations, interpretations or other actions by the Board shall be final, conclusive and binding on all Eligible Persons, Optionees, Participating Companies and any successors-in-interest to such parties.

     3.04 Administration by Committee.

          (a) The Board, in its sole discretion, may, from time to time, appoint a Committee to administer the Plan and exercise all of the powers, authority and discretion of the Board under the Plan, other than the power and authority to amend and terminate the Plan under Section 7.01.

          (b) In establishing the Committee, each member of the Committee must be a Disinterested Person, and the Board may, but is not required to, take such other actions as are deemed necessary or advisable to conform the Plan to the requirements of Rule 16b-3 as promulgated under the Exchange Act.

          (c) The Committee, in its sole discretion, may, from time to time, delegate to the Chairman, the President and the Chief Executive Officer, or any of them, while any such officer is a member of the Board, authority to grant Options under the Plan to Eligible Persons who are not officers of the Company within the meaning of Rule 16a1-(f) promulgated under the Exchange Act. Such authority shall be on such terms and conditions, and subject to such limitations, as the Committee shall specify in its delegation of authority. Except to the extent otherwise specified by the Committee in such delegation, the delegated authority to grant Options shall include the full and absolute power in his or their sole discretion to (a) determine which of such Eligible Persons shall receive Options, (b) determine the time when such Options shall be granted, (c) determine the terms and conditions (including the amount and manner of payment of the exercise price), not inconsistent with the provisions of the Plan, of any such Option granted pursuant to such delegated authority, and (d) determine the number of Shares that may be issued upon exercise of such Options. Except to the extent otherwise specified by the Committee in such delegation, the authority so delegated shall be in addition to, and not in lieu of, the authority of the Committee to grant options to Eligible Persons, including Eligible Persons who are not officers within the meaning of such Rule 16a-1(f).

          (d) The Committee, the Chairman, the President and the Chief Executive Officer shall report to the Board the names of Eligible Persons granted Options by the Committee or such officer, as the case may be, the number of Shares covered by each Option, and the terms and conditions of each such Option.

                                   ARTICLE IV

                      NUMBER OF SHARES AVAILABLE FOR GRANT

     Subject to the following provisions of this Article IV, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 2,000,000. In the event that Options granted under the Plan shall, for any reason, terminate, lapse, be forfeited or expire without being exercised, the Shares subject to such unexercised Options shall again be available for the granting of Options under the Plan. In the event that Shares that were previously issued by the Company, upon exercise of an Option, are reacquired by the Company as part of the consideration received (in accordance with Section 6.05(b) hereof) upon the subsequent exercise of an Option, such reacquired Shares shall again be available for the granting of Options hereunder. Notwithstanding any other provision of the Plan, no Eligible Person may be granted in any two-year period Options to acquire more than 70,000 Shares except that Options to acquire up to an additional 50,000 Shares may be granted in connection with an Eligible Person's initial hiring as an employee of a

Participating Company or in connection with such Eligible Person's employer becoming a Participating Company.

                                   ARTICLE V

                                  TERM OF PLAN

     The Plan shall be effective as of the Effective Date and shall terminate on the Termination Date. No Option may be granted hereunder after the Termination Date.

                                   ARTICLE VI

                                  OPTION TERMS

     6.01 Form of Option Agreement. Any Option granted under the Plan shall be evidenced by an agreement ("Option Agreement") in such form as the Board, in its discretion, may, from time to time, approve. Any Option Agreement shall contain such terms and conditions as the Board may deem necessary or appropriate and which are not inconsistent with the provisions of the Plan.

     6.02 Option Exercise Price. The option exercise price for Shares to be issued under the Plan shall be determined by the Board in its sole discretion, but in no event shall the option exercise price be less than the Fair Market Value of the Shares in the case of an Incentive Stock Option, or less than eighty-five percent (85%) of the Fair Market Value in the case of a Nonstatutory Stock Option.

     6.03 Vesting and Exercisability of Options. Subject to the limitations set forth herein and/or in any applicable Option Agreement entered into hereunder, Options granted under the Plan shall vest and be exercisable in accordance with the rules set forth in this Section 6.03:

          (a) General. Subject to the other provisions of this Section 6.03, Options shall vest and become exercisable at such time and in such installments as the Board shall provide in each individual Option Agreement. Notwithstanding the foregoing, the Board may, in its sole discretion, accelerate the time at which an Option or installment thereof may be exercised. Unless otherwise provided in this Section 6.03 or in the Option Agreement pursuant to which an Option is granted, an Option may be exercised when Accrued Installments accrue as provided in such Option Agreement and at any time thereafter until, and including, the day before the Option Termination Date.

          (b) Termination of Options. All installments of an Option shall expire and terminate on such date as the Board shall determine ("Option Termination Date"), which in no event shall be later than ten (10) years from the date such Option was granted and, in the case of an Incentive Stock Option granted to a Restricted Shareholder, the Option shall, by its terms, not be exercisable after the expiration of five (5) years from the date such Option was granted.

          (c) Termination of Employment or Directorship other than by Death or Total Disability. In the event that the employment of an Optionee with a Participating Company is terminated for any reason (other than death or Total Disability), any installments under an Option held by such Optionee that have not accrued as of the employment termination date shall expire and become unexercisable as of the employment termination date. In the event that an Optionee who is a Director ceases to be a Director for any reason (other than death or Total Disability), any installments under an Option held by such Optionee that have not accrued as of the directorship termination date shall expire and become unexercisable as of the directorship termination date. All Accrued Installments as of the employment termination date or the directorship termination date (whichever may be applicable) shall expire and become unexercisable as of the earlier of (i) three (3) months following the employment or directorship termination date; or (ii) the original Option Termination Date. For purposes of the Plan, an Optionee who is an employee or a Director of any Participating Company shall not be deemed to have incurred a termination of his or her employment or a termination of his or her directorship (whichever may be applicable) so long as such Optionee is an employee or Director (whichever may be applicable) of any Participating Company.

          (d) Leave of Absence. An approved leave of absence shall not constitute a termination of employment under the Plan. An approved leave of absence shall mean an absence approved pursuant to the policy of a Participating Company for military leave, sick leave, or other bona fide leave, not to exceed ninety (90) days or, if longer, as long as the employee's right to re-employment is guaranteed by contract, statute or the policy of a Participating Company. Notwithstanding the foregoing, in no event shall an approved leave of absence operate to make an Option exercisable after the original Option Termination Date.

          (e) Death or Total Disability of Optionee while Employed. In the event that the employment and/or directorship of an Optionee with a Participating Company is terminated by reason of death or Total Disability, any unexercised Accrued Installments of Options granted hereunder to such Optionee shall expire and become unexercisable as of the earlier of:

             (i) The applicable Option Termination Date; or

             (ii) The first anniversary of the date of termination of employment and/or directorship of such Optionee by reason of the Optionee's death or Total Disability.

          Any such Accrued Installments of a deceased Optionee may be exercised prior to their expiration only by the person or persons to whom the Optionee's Option rights pass by will or the laws of descent and distribution. Any Option installments under such a deceased or disabled Optionee's Option that have not accrued as of the date of the employee's termination of employment and/or Director's termination of directorship due to death or Total Disability shall expire and become unexercisable as of the employment and/or directorship termination date.

          (f) Termination of Affiliation of Participating
     Company. Notwithstanding the foregoing provisions of this Section 6.03, in the case of an Optionee who is an employee or Director of a Participating Company other than the Company, upon an Affiliation Termination (as defined herein) of such Participating Company, such Optionee shall be deemed (for all purposes of the Plan) to have incurred a termination of his or her employment or directorship (whichever may be applicable) for reasons other than death or Total Disability, with such termination to be deemed effective as of the effective date of said Affiliation Termination. As used herein, the term "Affiliation Termination" shall mean, with respect to a Participating Company, the termination of such Participating Company's status as a Participating Company.

     6.04 Exercise of Options. An Option may be exercised in accordance with this Section 6.04 as to all or any portion of the Shares covered by an Accrued Installment of the Option, from time to time during the applicable option period, except that an Option shall not be exercisable with respect to fractions of a Share. Options may be exercised, in whole or in part, by giving written notice of exercise to the Company, which notice shall specify the number of Shares to be purchased and shall be accompanied by payment in full of the purchase price in accordance with Section 6.05. An Option shall be deemed exercised when such written notice of exercise has been received by the Company. No Shares shall be issued until full payment has been made and the Optionee has satisfied such other conditions as may be required by the Plan; as may be required by applicable laws, rules or regulations; or as may be adopted or imposed by the Board. Until the issuance of stock certificates, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to optioned Shares notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other rights for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 6.08(a).

     6.05 Payment of Option Exercise Price.

          (a) Except as otherwise provided in Section 6.05(b), the entire option exercise price shall be paid at the time the Option is exercised by cashier's check or such other means as deemed acceptable by the Company.

          (b) In the discretion of the Board, an Optionee may elect to pay for all or some of the Optionee's Shares with Shares to which the Optionee has a right at the time of the exercise by the Optionee, including Shares to which the Optionee has obtained a right by previous exercise, subject to all restrictions and limitations of applicable laws, rules and regulations and subject to the satisfaction of any conditions the Board may impose, including, but not limited to, the making of such representations and warranties and the providing of such other assurances that the Board may require with respect to the Optionee's title to the Shares used for payment of the exercise price. Such payment shall be made by delivery of certificates representing Shares, duly endorsed or with duly signed stock power attached, such Shares to be valued at the last reported sale price of the Shares on a public exchange on the day immediately preceding the day notice of exercise is received by the Company or, if such Shares are not then listed on such stock exchange, on such basis as the Board shall determine.

     6.06 Options Not Transferable. Options granted under this Plan may not be sold, pledged, hypothecated, assigned, encumbered, gifted or otherwise transferred or alienated in any manner, either voluntarily or involuntarily by operation of law, other than by will or the laws of descent and distribution, and may be exercised during the lifetime of an Optionee only by such Optionee.

     6.07 Restrictions on Issuance of Shares.

          (a) No Shares shall be issued or delivered upon exercise of an Option unless and until there shall have been compliance with all applicable requirements of the Securities Act of 1933, as amended, all applicable listing requirements of any national securities exchange on which Shares are then listed, and any other requirement of law or of any regulatory body having jurisdiction over such issuance and delivery. The inability of the Company to obtain any required permits, authorizations or approvals necessary for the lawful issuance and sale of any Shares hereunder on terms deemed reasonable by the Board shall relieve the Company, the Board and any Committee of any liability in respect of the non-issuance or sale of such Shares as to which such requisite permits, authorizations or approvals shall not have been obtained.

          (b) As a condition to the granting or exercise of any Option, the Board may require the person receiving or exercising such Option to make any representation and/or warranty to the Company as may be required under any applicable law or regulation, including, but not limited to, a representation that the Option and/or Shares are being acquired only for investment and without any present intention to sell or distribute such Option and/or Shares, if such a representation is required under the Securities Act of 1933, as amended, or any other applicable law, rule or regulation.

          (c) The exercise of Options under the Plan is conditioned on approval of the Plan by the vote or written consent of a majority of the holders of outstanding Shares of the Company's Common Stock represented and voting at a meeting within twelve (12) months of the adoption of the Plan. In the event such stockholder approval is not obtained within such time period, any Options granted hereunder shall be void.

     6.08 Option Adjustments.

          (a) If the outstanding Shares of Common Stock of the Company are increased, decreased, changed into or exchanged for a different number or kind of shares of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, upon authorization of the Board, a proportionate adjustment shall be made in the number or kind of shares and the per share option price thereof, which may be issued in the aggregate and to individual Optionees upon exercise of Options granted under the Plan; provided, however, that no such adjustment need be made if, upon the advice of counsel, the Board determines that such adjustment may result in the receipt of federally taxable income to holders of Options granted hereunder or the holders of Common Stock or other classes of the Company's securities.

          (b) Upon the occurrence of a Terminating Transaction, as of the effective date of such Terminating Transaction, the Plan and any then outstanding Options (whether or not vested) shall terminate unless (i) provision is made in writing in connection with such transaction for the continuance of the Plan and for the assumption of such Options, or for the substitution for such Options of new options covering the securities of any successor or survivor corporation in the Terminating Transaction or an affiliate thereof, with such adjustments as the Board deems appropriate with respect to the number and kind of securities and the per share exercise price under such substituted options, in which event the Plan and such outstanding Options shall continue or be replaced, as the case may be, in the manner and under the terms so provided; or (ii) the Board otherwise shall provide in writing for such adjustments as it deems appropriate in the terms and conditions of the then outstanding Options (whether or not vested), including, without limitation, (A) accelerating the vesting of outstanding Options; and/or (B) providing for the cancellation of Options and their automatic conversion into the right to receive the securities or other properties that a holder of Shares underlying such Options would have been entitled to receive upon the consummation of such Terminating Transaction had such Shares been issued and outstanding (net of the appropriate option exercise prices). If, pursuant to the foregoing provisions of this paragraph (b), the Plan and the Options shall terminate by reason of the occurrence of a Terminating Transaction without provision for any of the action(s) described in clause
     (i) and/or (ii) hereof, then any Optionee holding outstanding Options shall have the right, at such time immediately prior to the consummation of the Terminating Transaction as the Board shall designate, to exercise their Options to the full extent not theretofore exercised, including any installments that have not yet become Accrued Installments.

          (c) Except to the extent required in order to retain the qualification of an Option as an Incentive Stock Option under I.R.C. Section 422, to the maximum extent possible, any adjustments authorized under this Section 6.08 with respect to any outstanding Options shall be made by means of appropriate adjustments to the number of Shares (or other securities) and the option exercise price therefor under the unexercised portions of such outstanding Options, but without changing the aggregate exercise price applicable to said unexercised portions. In all cases, the nature and extent of adjustments under this Section 6.08 shall be determined by the Board in its sole discretion, and any such determination as to what adjustments shall be made, and the extent thereof, shall be final and binding. No fractional shares of stock shall be issued under the Plan pursuant to any such adjustment.

     6.09 Taxes. The Board shall make such provisions and take such steps as it deems necessary or appropriate for the withholding of any federal, state, local and other tax required by law to be withheld with respect to the grant or exercise of an Option under the Plan, or with respect to the disposition of Shares acquired pursuant to the exercise of an Option pursuant to the Plan, including, but without limitation, the deduction of the amount of any such withholding tax from any compensation or other amounts payable to an Optionee by any member of the Participating Companies, or requiring an Optionee (or the Optionee's beneficiary or legal representative), as a condition of granting or exercising an Option, to pay to any member of the Participating Companies any amount required to be withheld, or to execute such other documents as the Board deems necessary or desirable in connection with the satisfaction of any applicable withholding obligation.

     6.10 Legends on Options and Stock Certificates. Each Option Agreement and each certificate representing Shares acquired upon exercise of an Option shall be endorsed with all legends, if any, required by applicable federal and state securities laws to be placed on the Option Agreement and/or the certificate. The determination of which legends, if any, shall be placed upon Stock Option Agreements and/or said Shares shall be made by the Board in its sole discretion, and such decision shall be final and binding.

                                  ARTICLE VII

                        AMENDMENT OR TERMINATION OF PLAN

     7.01 Board Authority. The Board may amend, alter and/or terminate the Plan at any time; provided, however, that no change shall be effective unless approved by the stockholders of the Company if such change would cause the Option Plan to fail to meet the qualification requirements for Incentive Stock Option Plans as set forth in the I.R.C. or to comply with Rule 16b-3 of the Exchange Act or any successor rule under such Act as in effect on the date of such amendment.

     7.02 Limitation on Board Authority. The Board may amend the terms of any Option previously granted, prospectively or retroactively, and may amend the Plan in accordance with the provisions of Section 7.01; provided, however, that unless required by applicable law, rule or regulation, no amendment of the Plan or of any Option Agreement shall affect, in a material and adverse manner, Options granted prior to the date of any such amendment without the consent of any Optionee holding any such affected Options.

     7.03 Substitution of Options. In the Board's discretion, the Board may, with an Optionee's consent, substitute Nonstatutory Stock Options for outstanding Incentive Stock Options, and any such substitution shall not constitute a new Option grant for the purposes of the Plan, and shall not require a revaluation of the Option exercise price for the substituted Option. Any such substitution may be implemented by an amendment to the applicable Option Agreement or in such other manner as the Board in its discretion may determine.

                                  ARTICLE VIII

                               GENERAL PROVISIONS

     8.01 Availability of the Plan. A copy of the Plan shall be delivered to the Secretary of the Company and shall be shown by the Secretary to any Eligible Person making reasonable inquiry concerning the Plan.

     8.02 Notice. Any notice or other communication required or permitted to be given pursuant to the Plan or under any Option Agreement must be in writing and may be given by registered or certified mail and, if given by registered or certified mail, shall be determined to have been given and received when a registered or certified letter containing such notice, properly addressed with postage prepaid, is deposited in the United States mails and, if given otherwise than by registered or certified mail, shall be deemed to have been given when delivered to and received by the party to whom addressed. Notice shall be given to Eligible Persons at their most recent addresses shown in the Company's records. Notice to the Company shall be addressed to the Company at the address of the Company's principal executive offices, to the attention of the Secretary of the Company.

     8.03 Titles and Headings. Titles and headings of sections of the Plan are for convenience of reference only and shall not affect the construction of any provision of the Plan.

     8.04 Governing Law. The Plan shall be governed by, interpreted under and construed and enforced in accordance with the internal laws, and not the laws pertaining to conflicts or choice of laws, of the State of Delaware, applicable to agreements made and to be performed wholly within the State of Delaware.

                          ORBITAL SCIENCES CORPORATION

           PROXY FOR ANNUAL MEETING OF STOCKHOLDERS -- APRIL 27, 1995

P         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
R
O          The undersigned appoints David W. Thompson and Leslie C. Seeman and
X   each of them as proxies, with power of substitution and re-substitution to
Y each, to vote at the annual meeting of stockholders of Orbital Sciences Corporation (the "Company") to be held at the Company's headquarters, 21700 Atlantic Boulevard, Dulles, Virginia 20166 on April 27, 1995 at 9:00 A.M. and at any adjournments thereof, all shares of stock of the Company that the undersigned would be entitled to vote if personally present. A majority of said proxies or their substitutes or re-substitutes or any one if only one is present and acting, shall have all powers of all said proxies. The undersigned instructs said proxies, or their substitutes or re-substitutes, to vote in such manner as they may determine on any matters that may properly come before the meeting as indicated in the Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged, and to vote as specified by the undersigned on the reverse side.

             (IMPORTANT -- TO BE SIGNED AND DATED ON REVERSE SIDE).

                                                                 -----------
                                                                 SEE REVERSE
                                                                     SIDE
                                                                 -----------

/X/ PLEASE MARK VOTES AS IN THIS EXAMPLE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL ITEMS.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS MADE, FOR THE ELECTION OF THE NAMED NOMINEES AND FOR
PROPOSALS 2, 3 AND 4.

1. Election of Directors

NOMINEES: Fred C. Alcorn, Lennard A. Fisk, Jack L. Kerrebrock, David W.
          Thompson and James R. Thompson

          / /   FOR       / / WITHHELD         MARK HERE
                ALL           FROM ALL         IF YOU PLAN
              NOMINEES        NOMINEES         TO ATTEND
                                               THE MEETING / /

                                               MARK HERE
                                               FOR ADDRESS
                                               CHANGE AND
                                               NOTE BELOW / /

/ /
   -------------------------------------------------
FOR, EXCEPT VOTE WITHHELD FROM THE ABOVE NOMINEE(S).

 2.       Approving the increase in the number of shares issuable          FOR  AGAINST  ABSTAIN
          under the 1990 Stock Option Plan from 2,000,000 to               / /   / /      / /
          2,975,000 shares.

 3.       Approving amendments to the 1990 Stock Option Plan for Non-      FOR  AGAINST  ABSTAIN
          Employee Directors to increase the option exercise price to      / /   / /      / /
          100% of the fair market value; to increase the number of
          shares of common stock automatically granted annually to
          3,000 shares; and to increase the number of shares of common stock authorized for issuance to 170,000 shares.

 4.       Ratifying the selection of KPMG Peat Marwick LLP as              FOR  AGAINST  ABSTAIN
          auditors.                                                        / /   / /      / /

NOTE: PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS CARD AND RETURN THIS CARD IN THE ENCLOSED ENVELOPE. WHEN SIGNING AS EXECUTOR, ATTORNEY, TRUSTEE, GUARDIAN, OR CUSTODIAN, OR FOR A CORPORATION, PLEASE GIVE FULL TITLE AS SUCH.

SIGNATURE:__________________________________  DATE: ____________

SIGNATURE:__________________________________  DATE: ____________